SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d)
                  of the Securities Act of 1934



Date of Report (Date of earliest event reported):


                         February 5, 1997



                 NORFOLK SOUTHERN RAILWAY COMPANY
      (exact name of registrant as specified in its charter)


                                 1-743
                                 1-3744
                                 1-4793
          Virginia               1-546-2         53-6002016
(State or other jurisdiction  (Commission       (IRS Employer
      of incorporation)       File Number)   Identification No.)




     Three Commercial Place, Norfolk, Virginia  23510-9219
             (Address of principal executive offices)



Registrant's telephone number, including area code (757) 629-2680


                            No Change
  (Former name or former address, if changed since last report.)




Item 5.  Other Events.

     On February 5, 1997, Registrant's parent, Norfolk Southern Corporation (NS), announced that NS's offer to purchase up to 8,200,000 shares of Conrail Inc. for a price of $115 per share in cash had been oversubscribed and that Atlantic Acquisition Corporation (a wholly owned subsidiary of NS) accepted for payment 8,200,000 shares of Conrail Inc. pursuant to the offer which expired at Midnight, New York City time, on February 4, 1997. The final proration factor in the tender offer was 12.611251% for all Conrail shares tendered.

     On February 12, 1997, NS announced that payment for the 8,200,000 shares of Conrail Inc. accepted in the tender offer had
commenced on February 11, 1997.   Also on February 12, 1997, NS
announced that Atlantic Acquisition Corporation was commencing its previously announced all-cash tender offer for all shares of Conrail Inc. not already owned by NS at a price of $115 per share. The tender offer is subject to certain minimum tender and other conditions that are more fully set forth in the offering materials filed with the Securities and Exchange Commission.

     In connection with the acquisition of the 8,200,000 shares of Conrail Inc., NS arranged for the issuance and sale, as a private placement, of $1.0 billion of commercial paper. As a result, both Standard & Poor's and Moody's have downgraded their ratings on certain debt of NS and certain subsidiaries of Registrant, including Norfolk and Western Railway Company; ratings for NS and its subsidiaries, including Registrant, remain on credit watch in view of its announced intention to borrow additional funds to acquire shares of Conrail Inc. pursuant to the tender offer and in any ensuing merger.

     Copies of NS' press releases (concerning the successful tender offer for 8,200,000 shares and the tender offer commenced on February 12, 1997, for all the remaining shares of Conrail
Inc.) are filed as Exhibit 99 under Item 7(c).


Item 7(c).  Exhibits.

     99 - Copies of press releases issued by Registrant's parent on February 5, 1997, and on February 12, 1997.


                            Signatures

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              NORFOLK SOUTHERN RAILWAY COMPANY
                                       (Registrant)



                              By:  /s/ Dezora M. Martin
                                         (signature)
                                       Dezora M. Martin
                                   Assistant Corporate Secretary


Date:  February 14, 1997


                          EXHIBIT INDEX


          Exhibit
          Number
          System              Description

            99           Copies of press releases
                         dated February 5, 1997,
                         and February 12, 1997, issued
                         by Registrant's parent.